Exhibit 99.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 File No. 4-460

                                  TIFFANY & CO.
                    (Registrant - Commission File No. 1-9494)

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James N. Fernandez, principal financial officer of Tiffany & Co., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Tiffany & Co., and, except as corrected or supplemented in a subsequent report:
   o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
   o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Tiffany & Co.
(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
   o Annual Report on Form 10-K for the fiscal year ended January 31, 2002 of Tiffany & Co.;
   o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tiffany & Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
   o any amendments to any of the foregoing.


/s/ James N. Fernandez
_______________________________             Subscribed and sworn to
James N. Fernandez                          before me this 14th day of
August 14, 2002                             August 2002.

                                            /s/ Marie Corby
                                            ____________________________________
                                            Marie Corby
                                            Notary Public - New Jersey
                                            My Commission Expires:July 29, 2006